Exhibit 99.1

News Release

Future-of-Work Solutions Power Dell Technologies’
Second Quarter Fiscal 2021 Financial Results

ROUND ROCK, Texas — August 27, 2020

News summary
•Second quarter revenue of $22.7 billion, non-GAAP revenue of $22.8 billion
•Operating income up 119% to $1.1 billion, non-GAAP operating income of $2.6 billion
•Dell Technologies continues to effectively navigate COVID-19 environment, providing the essential work- and learn-from-home, cloud and storage solutions customers need

Full story
Dell Technologies (NYSE: DELL) announces financial results for its fiscal 2021 second quarter. Second quarter revenue was $22.7 billion, and non-GAAP revenue was $22.8 billion. During the quarter, the company generated operating income of $1.1 billion, a 119 percent increase over the same period in the prior year, and non-GAAP operating income of $2.6 billion. Net income was $1.1 billion, non-GAAP net income was $1.6 billion and adjusted EBITDA was $3.1 billion. Net cash from operating activities was $3.3 billion. Diluted earnings per share was $1.37 and non-GAAP diluted earnings per share was $1.92.

“We provide the technology solutions customers need to be productive and collaborative no matter where they work or learn, while delivering the data-driven insights and automation they need to innovate and transform,” said Jeff Clarke, vice chairman and chief operating officer, Dell Technologies. “In Q2, we saw strength in the government sector and in education, with orders up 16 and 24 percent, respectively, as parents, teachers and school districts prepare for a new frontier in virtual learning.”

Second Quarter Fiscal 2021 Financial Results

	Three Months Ended			Six Months Ended
	July 31, 2020	August 2, 2019	Change	July 31, 2020	August 2, 2019	Change
	(in millions, except per share amounts and percentages; unaudited)
Total net revenue	$22,733	$23,370	(3)%	$44,630	$45,278	(1)%
Operating income	$1,136	$519	119%	$1,838	$1,069	72%
Net income	$1,099	$4,232	(74)%	$1,281	$4,561	(72)%
Earnings per share - diluted	$1.37	$4.47	(69)%	$1.56	$4.84	(68)%

Non-GAAP net revenue	$22,775	$23,454	(3)%	$44,720	$45,444	(2)%
Non-GAAP operating income	$2,618	$2,743	(5)%	$4,779	$4,939	(3)%
Non-GAAP net income	$1,621	$1,751	(7)%	$2,764	$2,960	(7)%
Adjusted EBITDA	$3,100	$3,156	(2)%	$5,707	$5,729	—%
Non-GAAP earnings per share - diluted	$1.92	$2.15	(11)%	$3.26	$3.60	(9)%
Information about Dell Technologies’ use of non-GAAP financial information is provided under “Non-GAAP Financial Measures” below. All comparisons in this press release are year-over-year unless otherwise noted.

Dell Technologies ended the quarter with cash and investments of $12.3 billion and paid down $3.5 billion in debt during the quarter. The company had total deferred revenue of $28.8 billion during the quarter, up 14 percent year-over-year. Recurring revenue, which includes deferred revenue amortization, utility, and as-a-Service delivered as part of Dell Technologies on Demand, was approximately $6 billion for the quarter, up 15 percent year-over-year.

“Now more than ever, customers need flexibility. We’re seeing increased adoption of our portfolio delivered as-a-service through flexible consumption solutions, which are now on a $1.3 billion revenue run-rate, up 30 percent year-over-year,” said Tom Sweet, chief financial officer, Dell Technologies. “As needs of the market shift, we continue to execute on our strategy of winning in the consolidating markets in which we compete and investing in long-term drivers of value creation for Dell Technologies and our stakeholders.”

Operating segments summary

Client Solutions Group revenue for the second quarter was $11.2 billion. Operating income was $715 million, or 6.4 percent of Client Solutions Group revenue. The company saw continued demand for remote work and learning solutions. Consumer revenue was $3.2 billion, up 18 percent, while commercial client revenue was $8.0 billion, down 11 percent.

Key highlights:
•Strong performance driven by double-digit revenue growth across notebooks and consumer client
•Strength in the XPS premium line and gaming systems including Alienware, with combined orders growth of 25 percent
•The launch of new intelligent Latitude PCs, the world’s most intelligent PC with built-in AI and 5G connectivity, and a reengineered industry-leading Precision workstation portfolio

Infrastructure Solutions Group revenue for the second quarter was $8.2 billion, with customers continuing to direct more spending towards remote work and business continuity solutions. Storage revenue was $4.0 billion, while servers and networking revenue was $4.2 billion. Operating income was $973 million for the second quarter, or approximately 11.9 percent of Infrastructure Solutions Group revenue.

Key highlights:
•Continued strong demand for VxRail, with double-digit orders growth for the second straight quarter. Triple-digit orders growth for high-end PowerMax solution and double-digit orders growth in Data Protection
•The announcement of two new VxRail systems—including the first ruggedized VxRail model and introduction of AMD EPYC processors—bringing the power and simplicity of HCI to the most challenging and space-constrained edge environments
•Announced Dell EMC PowerScale, storage systems that help customers capture and capitalize on unstructured data, such as documents, images, videos and social media content in core data centers, edge locations and public cloud

VMware revenue was $2.9 billion for the second quarter, up 10 percent driven by broad-based strength across a diverse product portfolio. Operating income for the quarter was $894 million, or 30.7 percent of VMware revenue.

Conference call information
As previously announced, the Company will hold a conference call to discuss its second quarter performance today, August 27, 2020 at 4:30 p.m. CDT. The conference call will be broadcast live over the internet and can be accessed at https://investors.delltechnologies.com/events-and-presentations/upcoming-events

For those unable to listen to the live broadcast, an archived version will be available at the same location for one year.

Additional financial and operating information may be downloaded from
https://investors.delltechnologies.com/financial-information/quarterly-results

About Dell Technologies
Dell Technologies (NYSE:DELL) helps organizations and individuals build their digital future and transform how they work, live and play. The company provides customers with the industry’s broadest and most innovative technology and services portfolio for the data era.

Contacts
Investors: Investor_Relations@Dell.com
Media: Media.Relations@Dell.com

# # #

Copyright © 2020 Dell Inc. or its subsidiaries. All Rights Reserved. Dell Technologies, Dell, EMC and Dell EMC are trademarks of Dell Inc. or its subsidiaries. Other trademarks may be trademarks of their respective owners.

Non-GAAP Financial Measures:
This press release presents information about Dell Technologies’ non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP net income attributable to non-controlling interests, non-GAAP net income attributable to Dell Technologies Inc. - basic, non-GAAP net income attributable to Dell Technologies Inc. - diluted, non-GAAP earnings per share attributable to Dell Technologies Inc. - basic, non-GAAP earnings per share attributable to Dell Technologies Inc. - diluted, EBITDA, and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure is provided in the attached tables for each of the fiscal periods indicated.

Special Note on Forward-Looking Statements:
Statements in this press release that relate to future results and events are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933 and are based on Dell Technologies’ current expectations. The words “may,” “will,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “aim,” “seek,” and similar expressions as they relate to Dell Technologies or its management are intended to identify these forward-looking statements.

Dell Technologies’ results or events in future periods could differ materially from those expressed or implied by these forward-looking statements because of risks, uncertainties, and other factors that include, but are not limited to, the following: competitive pressures; Dell Technologies’ reliance on third-party suppliers for products and components, including reliance on single-source or limited-source suppliers; Dell Technologies’ ability to achieve favorable pricing from its vendors; adverse global economic conditions and instability in financial markets, including as a result of the COVID-19 pandemic; Dell Technologies’ execution of its growth, business and acquisition strategies; the success of Dell Technologies’ cost efficiency measures; Dell Technologies’ ability to manage solutions and products and services transitions in an effective manner; Dell Technologies’ ability to deliver high-quality products and services; Dell Technologies’ foreign operations and ability to generate substantial non-U.S. net revenue; Dell Technologies’ product, customer, and geographic sales mix, and seasonal sales trends; the performance of Dell Technologies’ sales channel partners; access to the capital markets by Dell Technologies or its customers; weak economic conditions and additional regulation including tariffs and other effects of trade regulation; counterparty default risks; effects of customer defaults or the exercise of customer rights on the ability of Dell Technologies to produce revenue under its contracts for services and solutions at expected levels and to perform such contracts at estimated costs; the loss by Dell Technologies of government contracts; Dell Technologies’ ability to develop and protect its proprietary intellectual property or obtain licenses to intellectual property developed by others on commercially reasonable and competitive terms; infrastructure disruptions, cyberattacks, or other data security breaches; Dell Technologies’ ability to hedge effectively its exposure to fluctuations in foreign currency exchange rates and interest rates; expiration of tax holidays or favorable tax rate structures, or unfavorable outcomes in tax audits and other tax compliance matters; impairment of portfolio investments; unfavorable results of legal proceedings; Dell Technologies’ ability to develop and maintain effective internal control over financial reporting; compliance requirements of changing environmental and safety laws; the effect of armed hostilities, terrorism, natural disasters, climate change, and public health issues, including those relating to the COVID-19 pandemic; Dell Technologies’ substantial level of indebtedness; the impact of the financial performance of VMware, Inc.; and the market volatility of Dell Technologies’ pension plan assets.

This list of risks, uncertainties, and other factors is not complete. Dell Technologies discusses some of these matters more fully, as well as certain risk factors that could affect Dell Technologies’ business, financial condition, results of operations, and prospects, in its reports filed with the SEC, including Dell Technologies’ annual report on Form 10-K for the fiscal year ended January 31, 2020, quarterly reports on Form 10-Q, and current reports on Form 8-K. These filings are available for review through the SEC’s website at www.sec.gov. Any or all forward-looking statements Dell Technologies makes may turn out to be wrong and can be affected by inaccurate assumptions Dell Technologies might make or by known or unknown risks, uncertainties and other factors, including those identified in this press release. Accordingly, you should not place undue reliance on the forward-looking statements made in this press release, which speak only as of the date such statements are made. Dell Technologies does not undertake to update any forward-looking statement after the date as of which such statement was made, whether to reflect changes in circumstances or Dell Technologies’ expectations, the occurrence of unanticipated events, or otherwise.

DELL TECHNOLOGIES INC.
Condensed Consolidated Statements of Income (Loss) and Related Financial Highlights
(in millions, except percentages; unaudited)

	Three Months Ended			Six Months Ended
	July 31, 2020	August 2, 2019	Change	July 31, 2020	August 2, 2019	Change
Net revenue (a):
Products	$16,737	$17,915	(7)%	$32,775	$34,490	(5)%
Services	5,996	5,455	10%	11,855	10,788	10%
Total net revenue	22,733	23,370	(3)%	44,630	45,278	(1)%
Cost of net revenue:
Products	13,330	13,889	(4)%	26,134	26,968	(3)%
Services	2,247	2,155	4%	4,487	4,187	7%
Total cost of net revenue	15,577	16,044	(3)%	30,621	31,155	(2)%
Gross margin	7,156	7,326	(2)%	14,009	14,123	(1)%
Operating expenses:
Selling, general, and administrative	4,761	5,578	(15)%	9,647	10,649	(9)%
Research and development	1,259	1,229	2%	2,524	2,405	5%
Total operating expenses	6,020	6,807	(12)%	12,171	13,054	(7)%
Operating income	1,136	519	119%	1,838	1,069	72%
Interest and other, net	(636)	(630)	(1)%	(1,202)	(1,323)	9%
Income (loss) before income taxes	500	(111)	550%	636	(254)	350%
Income tax benefit	(599)	(4,343)	86%	(645)	(4,815)	87%
Net income	1,099	4,232	(74)%	1,281	4,561	(72)%
Less: Net income attributable to non-controlling interests	51	816	(94)%	90	852	(89)%
Net income attributable to Dell Technologies Inc.	$1,048	$3,416	(69)%	$1,191	$3,709	(68)%

Percentage of Total Net Revenue:
Gross margin	31%	31%		31%	31%
Selling, general, and administrative	21%	24%		22%	24%
Research and development	6%	5%		6%	5%
Operating expenses	26%	29%		27%	29%
Operating income	5%	2%		4%	2%
Income (loss) before income taxes	2%	—%		1%	(1)%
Net income	5%	18%		3%	10%
Income tax rate	-119.8%	3912.6%		-101.4%	1895.7%
____________________
(a) During Fiscal 2020, the Company reclassified revenue associated with certain service and software-as-a-service offerings from product revenue to services revenue. There was no change to total revenue as a result of the reclassifications. Prior period results have been recast to conform with current period presentation.

DELL TECHNOLOGIES INC.
Consolidated Statements of Financial Position
(in millions; unaudited)

	July 31, 2020	January 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$11,221	$9,302
Accounts receivable, net	11,643	12,484
Short-term financing receivables, net	4,855	4,895
Inventories, net	3,602	3,281
Other current assets	7,711	6,906
Current assets held for sale	2,058	—
Total current assets	41,090	36,868
Property, plant, and equipment, net	6,380	6,055
Long-term investments	1,073	864
Long-term financing receivables, net	5,378	4,848
Goodwill	40,644	41,691
Intangible assets, net	16,064	18,107
Other non-current assets	10,647	10,428
Total assets	$121,276	$118,861

LIABILITIES, REDEEMABLE SHARES, AND STOCKHOLDERS’ EQUITY (DEFICIT)
Current liabilities:
Short-term debt	$10,345	$7,737
Accounts payable	19,500	20,065
Accrued and other	8,758	9,773
Short-term deferred revenue	15,341	14,881
Current liabilities held for sale	344	—
Total current liabilities	54,288	52,456
Long-term debt	43,608	44,319
Long-term deferred revenue	13,450	12,919
Other non-current liabilities	4,762	5,383
Total liabilities	116,108	115,077
Redeemable shares	610	629
Stockholders’ equity (deficit):
Total Dell Technologies Inc. stockholders’ deficit	(419)	(1,574)
Non-controlling interests	4,977	4,729
Total stockholders’ equity (deficit)	4,558	3,155
Total liabilities, redeemable shares, and stockholders’ equity (deficit)	$121,276	$118,861

DELL TECHNOLOGIES INC.
Condensed Consolidated Statements of Cash Flows
(in millions; unaudited)

	Three Months Ended		Six Months Ended
	July 31, 2020	August 2, 2019	July 31, 2020	August 2, 2019
Cash flows from operating activities:
Net income	$1,099	$4,232	$1,281	$4,561
Adjustments to reconcile net income to net cash provided by (used in) operating activities:	2,233	(952)	1,255	(599)
Change in cash from operating activities	3,332	3,280	2,536	3,962
Cash flows from investing activities:
Purchases of investments	(118)	(32)	(174)	(70)
Maturities and sales of investments	32	93	71	430
Capital expenditures and capitalized software development costs	(545)	(551)	(1,104)	(1,267)
Acquisition of businesses and assets, net	(296)	(339)	(334)	(384)
Divestitures of businesses and assets, net	—	—	120	(3)
Other	3	4	12	11
Change in cash from investing activities	(924)	(825)	(1,409)	(1,283)
Cash flows from financing activities:
Proceeds from the issuance of common stock	105	105	221	239
Repurchases of parent common stock	—	2	(240)	(4)
Repurchases of subsidiary common stock	(291)	(600)	(591)	(1,403)
Proceeds from debt	1,712	2,638	11,847	12,201
Repayments of debt	(4,815)	(4,342)	(10,220)	(13,911)
Other	(148)	(6)	(190)	(44)
Change in cash from financing activities	(3,437)	(2,203)	827	(2,922)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	84	(26)	(52)	(62)
Change in cash, cash equivalents, and restricted cash	(945)	226	1,902	(305)
Cash, cash equivalents, and restricted cash at beginning of the period	12,998	9,709	10,151	10,240
Cash, cash equivalents, and restricted cash at end of the period	$12,053	$9,935	$12,053	$9,935

DELL TECHNOLOGIES INC.
Segment Information
(in millions, except percentages; unaudited; continued on next page)

	Three Months Ended			Six Months Ended
	July 31, 2020	August 2, 2019	Change	July 31, 2020	August 2, 2019	Change
Infrastructure Solutions Group (ISG):
Net Revenue:
Servers and networking	$4,196	$4,437	(5)%	$7,954	$8,617	(8)%
Storage	4,011	4,184	(4)%	7,822	8,206	(5)%
Total ISG net revenue	$8,207	$8,621	(5)%	$15,776	$16,823	(6)%

Operating Income:
ISG operating income	$973	$1,050	(7)%	$1,705	$1,893	(10)%
% of ISG net revenue	12%	12%		11%	11%
% of total reportable segment operating income	38%	38%		36%	38%

Client Solutions Group (CSG):
Net Revenue:
Commercial	$8,039	$9,077	(11)%	$16,673	$17,384	(4)%
Consumer	3,164	2,671	18%	5,634	5,274	7%
Total CSG net revenue	$11,203	$11,748	(5)%	$22,307	$22,658	(2)%

Operating Income:
CSG operating income	$715	$982	(27)%	$1,307	$1,775	(26)%
% of CSG net revenue	6%	8%		6%	8%
% of total reportable segment operating income	28%	35%		28%	35%

VMware (a):
Net Revenue:
Total VMware net revenue	$2,908	$2,651	10%	$5,663	$5,108	11%

Operating Income:
VMware operating income	$894	$751	19%	$1,667	$1,346	24%
% of VMware net revenue	31%	28%		29%	26%
% of total reportable segment operating income	35%	27%		36%	27%
____________________
(a) During Fiscal 2020, the Company reclassified Pivotal operating results from Other businesses to the VMware reportable segment. There was no change to consolidated results as a result of the reclassification. Prior period results have been recast to conform with current period presentation.

DELL TECHNOLOGIES INC.
Segment Information
(in millions, except percentages; unaudited; continued)

	Three Months Ended		Six Months Ended
	July 31, 2020	August 2, 2019	July 31, 2020	August 2, 2019
Reconciliation to consolidated net revenue:
Reportable segment net revenue (a)	$22,318	$23,020	$43,746	$44,589
Other businesses (a) (b)	457	434	974	855
Impact of purchase accounting (d)	(42)	(84)	(90)	(166)
Total consolidated net revenue	$22,733	$23,370	$44,630	$45,278

Reconciliation to consolidated operating income:
Reportable segment operating income (a)	$2,582	$2,783	$4,679	$5,014
Other businesses (a) (b)	37	(14)	102	(48)
Unallocated transactions (c)	(1)	(26)	(2)	(27)
Impact of purchase accounting (d)	(53)	(102)	(116)	(203)
Amortization of intangibles	(847)	(1,060)	(1,702)	(2,277)
Transaction-related expenses (e)	(83)	(47)	(159)	(89)
Stock-based compensation expense (f)	(413)	(301)	(783)	(564)
Other corporate expenses (g)	(86)	(714)	(181)	(737)
Total consolidated operating income	$1,136	$519	$1,838	$1,069
_________________
(a)During Fiscal 2020, the Company reclassified Pivotal operating results from Other businesses to the VMware reportable segment. Prior period results have been recast to conform with current period presentation.
(b)Secureworks, RSA Security, Virtustream, and Boomi constitute “Other businesses” and do not meet the requirements for a reportable segment, either individually or collectively. The results of Other businesses are not material to the Company’s overall results.
(c)Unallocated transactions includes other corporate items that are not allocated to Dell Technologies’ reportable segments.
(d)Impact of purchase accounting includes non-cash purchase accounting adjustments that are primarily related to the EMC merger transaction.
(e)Transaction-related expenses includes acquisition, integration, and divestiture related costs.
(f)Stock-based compensation expense consists of equity awards granted based on the estimated fair value of those awards at grant date.
(g)Other corporate expenses includes impairment charges, severance, facility action, and other costs.

SUPPLEMENTAL SELECTED NON-GAAP FINANCIAL MEASURES

These tables present information about the Company’s non-GAAP net revenue, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, non-GAAP net income attributable to non-controlling interests, non-GAAP net income attributable to Dell Technologies Inc. - basic, non-GAAP net income attributable to Dell Technologies Inc. - diluted, non-GAAP earnings per share attributable to Dell Technologies Inc. - basic, non-GAAP earnings per share attributable to Dell Technologies Inc. - diluted, EBITDA, and adjusted EBITDA, which are non-GAAP financial measures provided as a supplement to the results provided in accordance with generally accepted accounting principles in the United States of America (“GAAP”). A detailed discussion of Dell Technologies’ reasons for including these non-GAAP financial measures, the limitations associated with these measures, the items excluded from these measures, and our reason for excluding those items are presented in “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Non-GAAP Financial Measures” in our periodic reports filed with the SEC. Dell Technologies encourages investors to review the non-GAAP discussion in these reports in conjunction with the presentation of non-GAAP financial measures.

DELL TECHNOLOGIES INC.
Selected Non-GAAP Financial Measures
(in millions, except per share amounts and percentages; unaudited)

	Three Months Ended			Six Months Ended
	July 31, 2020	August 2, 2019	Change	July 31, 2020	August 2, 2019	Change
Non-GAAP net revenue	$22,775	$23,454	(3)%	$44,720	$45,444	(2)%
Non-GAAP gross margin	$7,626	$7,986	(5)%	$14,951	$15,420	(3)%
% of non-GAAP net revenue	33%	34%		33%	34%
Non-GAAP operating expenses	$5,008	$5,243	(4)%	$10,172	$10,481	(3)%
% of non-GAAP net revenue	22%	22%		23%	23%
Non-GAAP operating income	$2,618	$2,743	(5)%	$4,779	$4,939	(3)%
% of non-GAAP net revenue	11%	12%		11%	11%
Non-GAAP net income	$1,621	$1,751	(7)%	$2,764	$2,960	(7)%
% of non-GAAP net revenue	7%	7%		6%	7%
Adjusted EBITDA	$3,100	$3,156	(2)%	$5,707	$5,729	—%
% of non-GAAP net revenue	14%	13%		13%	13%
Non-GAAP earnings per share - diluted	$1.92	$2.15	(11)%	$3.26	$3.60	(9)%

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
(in millions, except percentages; unaudited; continued on next page)

	Three Months Ended			Six Months Ended
	July 31, 2020	August 2, 2019	Change	July 31, 2020	August 2, 2019	Change
Net revenue	$22,733	$23,370	(3)%	$44,630	$45,278	(1)%
Non-GAAP adjustments:
Impact of purchase accounting	42	84		90	166
Non-GAAP net revenue	$22,775	$23,454	(3)%	$44,720	$45,444	(2)%

Gross margin	$7,156	$7,326	(2)%	$14,009	$14,123	(1)%
Non-GAAP adjustments:
Amortization of intangibles	375	519		747	1,038
Impact of purchase accounting	43	85		94	169
Transaction-related expenses	—	—		—	(5)
Stock-based compensation expense	50	32		90	58
Other corporate expenses	2	24		11	37
Non-GAAP gross margin	$7,626	$7,986	(5)%	$14,951	$15,420	(3)%

Operating expenses	$6,020	$6,807	(12)%	$12,171	$13,054	(7)%
Non-GAAP adjustments:
Amortization of intangibles	(472)	(541)		(955)	(1,239)
Impact of purchase accounting	(10)	(17)		(22)	(34)
Transaction-related expenses	(83)	(47)		(159)	(94)
Stock-based compensation expense	(363)	(269)		(693)	(506)
Other corporate expenses	(84)	(690)		(170)	(700)
Non-GAAP operating expenses	$5,008	$5,243	(4)%	$10,172	$10,481	(3)%

Operating income	$1,136	$519	119%	$1,838	$1,069	72%
Non-GAAP adjustments:
Amortization of intangibles	847	1,060		1,702	2,277
Impact of purchase accounting	53	102		116	203
Transaction-related expenses	83	47		159	89
Stock-based compensation expense	413	301		783	564
Other corporate expenses	86	714		181	737
Non-GAAP operating income	$2,618	$2,743	(5)%	$4,779	$4,939	(3)%

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
(in millions, except percentages; unaudited; continued)

	Three Months Ended			Six Months Ended
	July 31, 2020	August 2, 2019	Change	July 31, 2020	August 2, 2019	Change
Net income	$1,099	$4,232	(74)%	$1,281	$4,561	(72)%
Non-GAAP adjustments:
Amortization of intangibles	847	1,060		1,702	2,277
Impact of purchase accounting	53	102		116	203
Transaction-related expenses	83	47		39	89
Stock-based compensation expense	413	301		783	564
Other corporate expenses	86	714		181	737
Fair value adjustments on equity investments	(8)	(80)		(102)	(142)
Aggregate adjustment for income taxes	(952)	(4,625)		(1,236)	(5,329)
Non-GAAP net income	$1,621	$1,751	(7)%	$2,764	$2,960	(7)%

Net income	$1,099	$4,232	(74)%	$1,281	$4,561	(72)%
Adjustments:
Interest and other, net	636	630		1,202	1,323
Income tax benefit	(599)	(4,343)		(645)	(4,815)
Depreciation and amortization	1,340	1,498		2,656	3,114
EBITDA	$2,476	$2,017	23%	$4,494	$4,183	7%

EBITDA	$2,476	$2,017	23%	$4,494	$4,183	7%
Adjustments:
Stock-based compensation expense	413	301		783	564
Impact of purchase accounting	42	84		90	167
Transaction-related expenses	83	47		159	89
Other corporate expenses	86	707		181	726
Adjusted EBITDA	$3,100	$3,156	(2)%	$5,707	$5,729	—%

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
For the Three Months Ended July 31, 2020
(in millions, except per share amounts; unaudited)

	GAAP	Amortization of intangibles	Impact of purchase accounting	Transaction-related expenses	Stock-based compensation expense	Other corporate expenses	Fair value adjustments on equity investments	Aggregate adjustment for income taxes	Non-GAAP
Net income	$1,099	847	53	83	413	86	(8)	(952)	$1,621
Less: Net income attributable to non-controlling interests (a)	51	64	4	8	57	—	—	(29)	155
Net income attributable to Dell Technologies Inc. - basic	1,048	783	49	75	356	86	(8)	(923)	1,466
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. (b)	(3)								(5)
Net income attributable to Dell Technologies Inc. - diluted	$1,045								$1,461

Earnings per share - basic	$1.41								$1.98
Earnings per share - diluted	$1.37								$1.92

Weighted-average shares outstanding - basic	741								741
Weighted-average shares outstanding - diluted	761								761
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(a)  Net income attributable to non-controlling interests is calculated by multiplying the minority interest percentage of VMware, Inc. and SecureWorks Corp. by their non-GAAP net income adjustments for the period presented.
(b)  Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. represents the impact of VMware, Inc.’s dilutive securities on the diluted earnings per share of Dell Technologies Inc. and is calculated by multiplying the difference between VMware, Inc.’s basic and diluted earnings per share by the number of shares of VMware, Inc. common stock held by Dell Technologies Inc.

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
For the Six Months Ended July 31, 2020
(in millions, except per share amounts; unaudited)

	GAAP	Amortization of intangibles	Impact of purchase accounting	Transaction-related expenses	Stock-based compensation expense	Other corporate expenses	Fair value adjustments on equity investments	Aggregate adjustment for income taxes	Non-GAAP
Net income	$1,281	1,702	116	39	783	181	(102)	(1,236)	$2,764
Less: Net income attributable to non-controlling interests (a)	90	124	7	15	111	—	(1)	(64)	282
Net income attributable to Dell Technologies Inc. - basic	1,191	$1,578	$109	$24	$672	$181	$(101)	$(1,172)	2,482
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. (b)	(5)								(9)
Net income attributable to Dell Technologies Inc. - diluted	$1,186								$2,473

Earnings per share - basic	$1.61								$3.35
Earnings per share - diluted	$1.56								$3.26

Weighted-average shares outstanding - basic	740								740
Weighted-average shares outstanding - diluted	758								758
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(a)  Net income attributable to non-controlling interests is calculated by multiplying the minority interest percentage of VMware, Inc. and SecureWorks Corp. by their non-GAAP net income adjustments for the period presented.
(b)  Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. represents the impact of VMware, Inc.’s dilutive securities on the diluted earnings per share of Dell Technologies Inc. and is calculated by multiplying the difference between VMware, Inc.’s basic and diluted earnings per share by the number of shares of VMware, Inc. common stock held by Dell Technologies Inc.

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
For the Three Months Ended August 2, 2019
(in millions, except per share amounts; unaudited)

	GAAP	Amortization of intangibles	Impact of purchase accounting	Transaction-related expenses	Stock-based compensation expense	Other corporate expenses	Fair value adjustments on equity investments	Aggregate adjustment for income taxes	Non-GAAP
Net income	$4,232	1,060	102	47	301	714	(80)	(4,625)	$1,751
Less: Net income attributable to non-controlling interests (a)	816	71	6	2	51	—	100	(915)	131
Net income attributable to Dell Technologies Inc. - basic	3,416	989	96	45	250	714	(180)	(3,710)	1,620
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. (b)	(62)								(9)
Net income attributable to Dell Technologies Inc. - diluted	$3,354								$1,611

Earnings per share - basic	$4.75								$2.25
Earnings per share - diluted	$4.47								$2.15

Weighted-average shares outstanding - basic	719								719
Weighted-average shares outstanding - diluted	751								751
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(a)  Net income attributable to non-controlling interests is calculated by multiplying the minority interest percentage of VMware, Inc., Pivotal Software, Inc., and SecureWorks Corp. by their non-GAAP net income adjustments for the period presented.
(b)  Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. represents the impact of VMware, Inc.’s dilutive securities on the diluted earnings per share of Dell Technologies Inc. and is calculated by multiplying the difference between VMware, Inc.’s basic and diluted earnings per share by the number of shares of VMware, Inc. common stock held by Dell Technologies Inc.

DELL TECHNOLOGIES INC.
Reconciliation of Selected Non-GAAP Financial Measures
For the Six Months Ended August 2, 2019
(in millions, except per share amounts; unaudited)

	GAAP	Amortization of intangibles	Impact of purchase accounting	Transaction-related expenses	Stock-based compensation expense	Other corporate expenses	Fair value adjustments on equity investments	Aggregate adjustment for income taxes	Non-GAAP
Net income	$4,561	2,277	203	89	564	737	(142)	(5,329)	$2,960
Less: Net income attributable to non-controlling interests (a)	852	144	12	5	97	—	74	(944)	240
Net income attributable to Dell Technologies Inc. - basic	3,709	2,133	191	84	467	737	(216)	(4,385)	2,720
Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. (b)	(78)								(17)
Net income attributable to Dell Technologies Inc. - diluted	$3,631								$2,703

Earnings per share - basic	$5.17								$3.79
Earnings per share - diluted	$4.84								$3.60

Weighted-average shares outstanding - basic	718								718
Weighted-average shares outstanding - diluted	750								750
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(a)  Net income attributable to non-controlling interests is calculated by multiplying the minority interest percentage of VMware, Inc., Pivotal Software, Inc., and SecureWorks Corp. by their non-GAAP net income adjustments for the period presented.
(b)  Incremental dilution from VMware, Inc. attributable to Dell Technologies Inc. represents the impact of VMware, Inc.’s dilutive securities on the diluted earnings per share of Dell Technologies Inc. and is calculated by multiplying the difference between VMware, Inc.’s basic and diluted earnings per share by the number of shares of VMware, Inc. common stock held by Dell Technologies Inc.